UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 30, 2009

  CUMMINS INC.

 (Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street

 P. O. Box 3005

 Columbus, IN  47202-3005

 (Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On April 30, 2009, Cummins Inc. ("Cummins," "the Company," "the registrant," "we," "our," or "us") issued the attached press release reporting its financial results for the first quarter of 2009.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated April 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2009

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Three months ended
	March 29,	December 31,	March 30,
In millions (except per share amounts)	2009	2008	2008
NET SALES	$2,439	$3,288	$3,474
Cost of sales	1,994	2,754	2,767
GROSS MARGIN	445	534	707

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	300	341	351
Research, development and engineering expenses	85	102	103
Equity, royalty and interest income from investees	33	51	67
Restructuring charges (Note 1)	66	37	―
Other operating income (expense), net	2	(3)	(1)

OPERATING INCOME	29	102	319
Interest income	2	4	6
Interest expense	7	9	11
Other (expense) income, net	(3)	(50)	(10)
INCOME BEFORE INCOME TAXES	21	47	304

Income tax expense (benefit)	7	(12)	102
NET INCOME	14	59	202

Less: net income attributable to noncontrolling interests	7	16	12
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$7	$43	$190

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$0.04	$0.22	$0.97
Diluted	$0.04	$0.22	$0.97

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	196.8	194.7	195.1
Diluted	197.0	196.6	196.4

CASH DIVIDENDS DECLARED PER SHARE	$0.175	$0.175	$0.125

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

 CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (a)

	March 29,	December 31,
In millions (except par value)	2009	2008
ASSETS
Current assets
Cash and cash equivalents	$353	$426
Marketable securities	65	77
Accounts and notes receivable, net	1,729	1,782
Inventories	1,738	1,783
Deferred income taxes	353	347
Prepaid expenses and other current assets	196	298
Total current assets	4,434	4,713
Long-term assets
Property, plant and equipment	4,574	4,539
Accumulated depreciation	(2,741)	(2,698)
Property, plant and equipment, net	1,833	1,841
Investments and advances related to equity method investees	526	588
Goodwill and other intangible assets, net	607	585
Deferred income taxes	507	491
Other assets	271	301
Total assets	$8,178	$8,519
LIABILITIES
Current liabilities
Current portion of long-term debt and loans payable	$76	$69
Accounts payable (principally trade)	912	1,009
Current portion of accrued product warranty	382	434
Accrued compensation, benefits and retirement costs	251	364
Other accrued expenses	660	763
Total current liabilities	2,281	2,639
Long-term liabilities
Long-term debt	651	629
Pensions	590	574
Postretirement benefits other than pensions	448	452
Other liabilities and deferred revenue	781	745
Total liabilities	4,751	5,039
EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.1 and 221.7 shares issued	1,790	1,793
Retained earnings	3,260	3,288
Treasury stock, at cost, 20.3 and 20.4 shares	(714)	(715)
Common stock held by employee benefits trust, at cost, 4.8 and 5.1 shares	(58)	(61)
Unearned compensation	(3)	(5)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(801)	(798)
Other	(251)	(268)
Total accumulated other comprehensive loss	(1,052)	(1,066)
Total Cummins Inc. shareholders’ equity	3,223	3,234
Noncontrolling interests	204	246
Total equity	3,427	3,480
Total liabilities and equity	$8,178	$8,519

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (a)

	Three months ended
	March 29,	March 30,
In millions	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$14	$202
Adjustments to reconcile net income to net cash provided by operating activities:
Restructuring charges, net	48	―
Depreciation and amortization	76	75
Deferred income taxes	(21)	(7)
Equity in income of investees, net of dividends	52	(39)
Pension expense, net of pension contributions	15	1
Other post-retirement benefits expense, net of cash payments	(8)	(6)
Stock-based compensation expense	6	8
Excess tax (benefits) deficiencies on stock-based awards	3	(10)
Translation and hedging activities	19	6
Changes in current assets and liabilities, net of acquisitions and dispositions:
Accounts and notes receivable	49	(193)
Inventories	44	(165)
Other current assets	9	(5)
Accounts payable	(103)	164
Accrued expenses	(173)	(23)
Changes in long-term liabilities	36	25
Other, net	10	4
Net cash provided by operating activities	76	37

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(64)	(90)
Investments in internal use software	(11)	(14)
Proceeds from disposals of property, plant and equipment	6	1
Investments in and advances (to) from equity investees	5	(20)
Acquisition of businesses, net of cash acquired	(2)	(29)
Investments in marketable securities—acquisitions	(69)	(60)
Investments in marketable securities—liquidations	78	69
Cash flows from derivatives not designated as hedges	(33)	(12)
Other, net	―	3
Net cash used in investing activities	(90)	(152)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	7	42
Payments on borrowings and capital lease obligations	(19)	(47)
Net borrowings under short-term credit agreements	4	14
Distributions to noncontrolling interests	(9)	(6)
Dividend payments on common stock	(35)	(25)
Repurchases of common stock	―	(11)
Excess tax benefits (deficiencies) on stock-based awards	(3)	10
Other, net	2	1
Net cash used in financing activities	(53)	(22)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(6)	6
Net decrease in cash and cash equivalents	(73)	(131)
Cash and cash equivalents at beginning of year	426	577
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$353	$446

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

In millions	Engine	Power Generation	Components	Distribution	Non-segment items (1)	Total
Three months ended March 29, 2009
External sales	$1,205	$477	$346	$411	$—	$2,439
Intersegment sales	287	180	184	2	(653)	―
Total sales	1,492	657	530	413	(653)	2,439
Depreciation and amortization(2)	41	11	18	5	—	75
Research, development and engineering expense	58	8	19	―	—	85
Equity, royalty and interest (loss) income from investees	(3)	5	1	30	—	33
Restructuring charges	―	―	―	―	66	66
Interest income	1	1	―	―	―	2
Segment EBIT	(16)	69	1	58	(84)	28

Three months ended December 31, 2008
External sales	$1,590	$675	$468	$555	$—	$3,288
Intersegment sales	346	212	208	2	(768)	―
Total sales	1,936	887	676	557	(768)	3,288
Depreciation and amortization(2)	47	10	16	8	―	81
Research, development and engineering expense	71	10	21	―	―	102
Equity, royalty and interest income from investees	8	6	4	33	—	51
Restructuring charges	―	―	―	―	37	37
Interest income	3	―	―	1	―	4
Segment EBIT	(40)	75	(6)	64	(37)	56

Three months ended March 30, 2008
External sales	$1,885	$581	$567	$441	$—	$3,474
Intersegment sales	324	206	253	4	(787)	―
Total sales	2,209	787	820	445	(787)	3,474
Depreciation and amortization(2)	44	11	15	4	―	74
Research, development and engineering expense	70	10	23	―	―	103
Equity, royalty and interest income from investees	33	5	4	25	―	67
Interest income	3	1	1	1	―	6
Segment EBIT	194	78	37	49	(43)	315

(1) Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  For the three months ended March 29, 2009, unallocated corporate expenses include restructuring charges of $66 million and a $6 million gain related to flood damage insurance recoveries.  For the three months ended December 31, 2008, unallocated corporate expenses include restructuring charges of $37 million and a $36 million decrease in cash surrender value in corporate owned life insurance.  There were no significant unallocated corporate expenses for the three months ended March 30, 2008.

 (2) Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as Interest expense.

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended
	March 29,	December 31,	March 30,
In millions	2009	2008	2008
Segment EBIT	$28	$56	$315
Less:
Interest expense	7	9	11
Income before income taxes	$21	$47	$304

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes and noncontrolling interests (EBIT)

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests.  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to consolidated net income attributable to Cummins Inc., for each of the applicable periods:

	Three Months Ended
	March 29,	December 31,	March 30,
In millions	2009	2008	2008
Earnings before interest and income taxes	$28	$56	$315

EBIT as a percentage of net sales	1.1%	1.7%	9.1%

Less:
Interest expense	7	9	11
Income tax expense (benefit)	7	(12)	102
Net income	14	59	202

Less:
Income attributable to noncontrolling interests	7	16	12
Net income attributable to Cummins Inc.	$7	$43	$190

Net income attributable to Cummins Inc. as a percentage of net sales	0.3%	1.3%	5.5%

We believe EBIT is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to financing methods, capital structure or income taxes.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.

 CUMMINS INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

In 2009, the Power Generation segment reorganized and its reporting structure to include the following businesses: Commercial Products, Alternators, Commercial Projects, Power Electronics and Consumer.  Sales by quarter for our Power Generation segment by business for the years 2008 and 2007 were as follows:

2008	Three months ended				Year ended
In millions	March 30, 2008	June 29, 2008	September 28, 2008	December 31, 2008	December 31, 2008
Commercial Products	$444	$555	$559	$558	$2,116
Alternator	156	178	174	178	686
Commercial Projects	86	111	63	68	328
Power Electronics	27	31	35	39	132
Consumer	74	63	57	44	238
Total sales	$787	$938	$888	$887	$3,500

2007	Three months ended				Year ended
In millions	April 1, 2007	July 1, 2007	September 30, 2007	December 31, 2007	December 31, 2007
Commercial Products	$383	$448	$449	$481	$1,761
Alternator	132	156	163	172	623
Commercial Projects	45	44	49	81	219
Power Electronics	26	26	28	28	108
Consumer	89	95	87	78	349
Total sales	$675	$769	$776	$840	$3,060